Exhibit 99.5

Client:	Citigroup Global Markets Realty Corp. (“CGMRC”)
Third Party Review Firm:	Meridian Asset Services
Review Dates:	August, 2012 – April, 2015

Title & Lien Review

I.	Diligence Review:

Meridian was engaged by CGMRC to diligence multiple pools of loans it was purchasing by various sellers through acquisitions that took place between August, 2012 and April, 2015. The diligence was performed at Meridian’s office in St. Petersburg, Florida. The diligence consisted of an analysis of the mortgage vesting history and chain of assignments as well as then current outstanding recorded liens. Property reports and images of recorded documents were provided by a title abstracting service provider selected by CGMRC. Meridian gathered and analyzed the reports and images to assess any title, vesting or lien issues and provided CGMRC a detailed report of all relevant findings. The scope of the diligence included the following:

A.	Chain of Assignment Review: The original mortgage and subsequent chain of recorded assignments of mortgage were reviewed to:
a.	Confirm the mortgage of record matches the origination data provided by the seller
b.	Confirm the current assignee vesting and whether the current Assignment Vesting ends in Mortgage Electronic Registration Systems, Inc (MERS)
c.	Identify any breaks in the chain of assignments of mortgage resulting from missing intervening assignments or assignments created and recorded in error
d.	Identify any assignments signed or prepared by Linda Green or DocX
B.	Delinquent Tax Review: The Tax information was reviewed to determine whether there were any delinquent taxes at the time of review capturing the amount due and tax due date if available. Delinquent tax information was provided to the servicer for resolution.
C.	Borrower Validation: The current deed vesting was compared with the borrower name on the mortgage to determine if there were any material discrepancies.
D.	First Lien Position Review: Lien information was reviewed to identify:
a.	Any mortgages recorded prior to the subject mortgage
b.	Any other liens recorded prior to the subject mortgage
c.	Any junior liens recorded after the subject mortgage (for informational purposes only) such as:

                                                               i.      Municipal liens

                                                             ii.      Property tax liens

                                                            iii.      Federal Tax liens

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL 33702 – 727-497-4651

                                                           iv.      HOA liens (including the identification of and HOA super lien states)

II.	Quality Control:

Once the Diligence Review was completed, the Quality Control process began which included a series of automated data logic checks that compared diligence data captured against data provided by the seller and a high touch finding review to establish the list of cures that were needed to repair the collateral. The Quality Control process also ensures that all required diligence issues identified have been resolved.

Data Logic Checks:

A.	Loan Amounts: Validates that all loan amounts captured during the review matched data provided by the seller.
B.	Identified Lien Amounts: Validates that all lien issues identified have a corresponding lien amount
C.	Assignment Counterparties: Validates the existence of both assignor and assignee on each assignment
D.	Vesting Name: Validates the vesting names between each link of the assignment chain:
a.	Ending vesting in assignment one must be the beginning vesting for assignment two or the ending current vesting
b.	Loans identified as having an unclear title chain contained comments in the form of a missing assignment or had a narrative comment box input by the reviewer
c.	Loans identified as MERs loans had MERS language in the current vesting information

High Touch Findings Review:

A.	Custodial Collateral Check: A manual reconciliation of all assignments identified during the diligence process including the property report vs. all assignments reported by custodian
B.	Identified Lien Review: A manual review of all liens identified to confirm whether they represent a valid lien attached to the subject property
C.	Lien Satisfaction: A manual review of all liens identified to confirm whether an existing satisfaction or subordination agreement is already of record

III.	Collateral Repair Process:

Upon completion of the Quality Control process, any remaining title and lien issues along with any additional cure items required by CGMRC were collateral repaired by Meridian. For each title and lien issue type identified, a defined collateral repair process was instituted. The collateral repair remedies included but were not limited to the following:

A.	Missing Intervening and final assignments:

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL 33702 – 727-497-4651

▪	Prepare, order or request seller to provide the documents and perform a review once received
▪	Send completed assignments out for recording
▪	Send copy of assignments sent out for recording to the custodian
▪	Send all recorded assignments received back to custodian
B.	Intervening and final endorsements / allonges:
▪	Prepare, order or request seller to provide the document and perform a review once received.
▪	Send original document to proper custodian
C.	Deed Vesting Issues: Review deed vesting issue and work to resolve where the issue is material
D.	HOA Liens: Determine whether HOA liens recorded after the subject mortgage are located in states which allow for HOA liens to take either limited or full lien priority over the subject mortgage, confirm whether the state’s super priority provision is applicable in each instance within state regulations, in cases where this super priority is applicable, work with the HOA to satisfy the lien and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.
E.	Municipality Liens: Contact the Municipality to satisfy any lien determined to have either limited or full lien priority over the subject mortgage and to the extent this process is unsuccessful, forward the relevant information to the servicer to continue the satisfaction process.
F.	Prior Liens: Determine whether any liens or judgments recorded prior to the subject mortgage are able to assert lien priority over the subject mortgage against the subject property, work to obtain a recorded satisfaction for any lien which is determined to have the potential to assert lien priority and to the extent this process is unsuccessful, confirm that there are no title policy exceptions which would preclude title policy coverage against the prior lien with respect to its indemnification of the subject mortgage’s 1st lien priority.
G.	Prior Mortgages: Work to obtain a recorded satisfaction or subordination of mortgage for any valid enforceable prior mortgages reflected in the title search to be senior to the subject mortgage and to the extent this process is unsuccessful, confirm that there are no title policy exceptions which would preclude title policy coverage against the prior mortgage with respect to its indemnification of the subject mortgage’s 1st lien priority.

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL 33702 – 727-497-4651

This letter confirms that as of October 19, 2015, with respect to Meridian’s diligence reviews for the population of 1750 loans eligible for inclusion in the CMLTI 2015-PS1, the findings referenced below and exceptions detailed on the attached schedule, are as follows:

A.	except with respect to six (6) assignments where assignor information is pending verification, all Assignment chains have been cured or are in final stages of curative activity.
B.	except with respect to two (2) endorsements where endorser information is pending verification, all Endorsement chains have been cured or are in final stages of curative activity.
C.	all Deed Vesting Issues have been resolved.
D.	except with respect to one (1) mortgage loan, all HOA Liens recorded after the subject mortgage which are legally entitled to limited or full lien priority over the subject mortgage per state law have been satisfied.
E.	except with respect to one (1) mortgage loan where a lien amount has not been applied by the municipality, all Municipal Liens that had limited or full lien priority over the subject mortgage have been satisfied or have been verified as paid and are pending documentation of lien satisfaction.
F.	except with respect to seven (7) Liens or Judgments recorded prior to the subject mortgage, which have been satisfied or otherwise reviewed and determined to not assert lien priority, and with respect to one (1) sidewalk lien where an amount has not been applied, and with respect to the eight (8) remaining Liens or Judgments, on which there are no title policy exceptions that would preclude title policy coverage against the prior lien with respect to its indemnification of the subject mortgage’s 1st lien priority, all prior liens and judgments identified by the title abstracting service provider have been resolved
G.	except with respect to six (6) mortgages reflected in the title search to be senior to the subject mortgage, for which the satisfactions or subordination agreements have been recorded, are in the process of recordation, or were otherwise reviewed and determined to not assert lien priority and with respect to the thirty (30) remaining unrecorded satisfactions or subordination agreements, on which there are no title policy exceptions that would preclude title policy coverage against the prior mortgage with respect to its indemnification of the subject mortgage’s 1st lien priority, all prior mortgages identified by the title abstracting service provider have been resolved

   /s/ Karen Riffe
Karen Riffe

President & CEO

Meridian Asset Services

Meridian Asset Services – 780 94th Avenue North, St. Petersburg, FL 33702 – 727-497-4651

Paragraph	LMSID	Issue	Lien Amount	Title Curative Status	Title Policy Coverage	Comments
A	227234871	Assignment curative action pending	N/A	N/A	N/A	Assignment pending verification of assignor information
A	227234872	Assignment curative action pending	N/A	N/A	N/A	Assignment pending verification of assignor information
A	227316079	Assignment curative action pending	N/A	N/A	N/A	Assignment pending verification of assignor information
A	227316029	Assignment curative action pending	N/A	N/A	N/A	Assignment pending verification of assignor information
A	227316119	Assignment curative action pending	N/A	N/A	N/A	Assignment pending verification of assignor information
A	227316120	Assignment curative action pending	N/A	N/A	N/A	Assignment pending verification of assignor information
B	227316814	Endorsement curative action pending	N/A	N/A	N/A	Endorsement pending verification of signor information
B	227235157	Endorsement curative action pending	N/A	N/A	N/A	Endorsement pending verification of signor information
D	227290004	HOA Lien in a Super Lien State	$1,951.00	Pending Response	N/A	Lien Payoff Requested - Pending Response
E	225536673	Municipal Lien		Unable to Cure	N/A	The sidewalk lien has no amount applied - Requires repairs and reinspection before lien release can be attempted - No lien amount is currently stated.
E	227234983	Municipal Lien	$92.17	Pending Response	N/A	Pending Response regarding invalid release - Previously confirmed lien is no longer outstanding
E	227235103	Municipal Lien	$258.20	Pending Response	N/A	Lien Payoff IAO $295.81 Approved - The funds for this are shipping out to the lienholder today.
E	227290149	Municipal Lien	$323.63	Pending Response	N/A	Payoff Completed - Pending Receipt of Release of Lien
F	225092402	Prior Lien	$25,920.13	Unable to Cure	Indemnified by Title Policy
F	227234579	Prior Lien	$5,717.00	Unable to Cure	Indemnified by Title Policy
F	227234580	Prior Lien	$593.17	Unable to Cure	Indemnified by Title Policy
F	227234711	Prior Lien	$5,390.32	Issue Resolved	Indemnified by Title Policy	This issue has now expired per state law - Issue Resolved
F	227234993	Prior Lien	$369.60	Issue Resolved	Indemnified by Title Policy	This issue has now expired per state law - Issue Resolved
F	227235035	Prior Lien	$2,377.38	Unable to Cure	Indemnified by Title Policy
F	227235161	Prior Lien	$3,164.72	Issue Resolved	Indemnified by Title Policy	Reassessed Lien Priority in regards to CEMA Lien Priority - The subject mortgage retains 1st lien priority over this lien due to the recordation date of the native mortgage.
F	227235183	Prior Lien	$175.00	Pending Response	Indemnified by Title Policy
F	227235284	Prior Lien	$1,260.09	Issue Resolved	Indemnified by Title Policy	Reassessed Lien Priority in regards to CEMA Lien Priority - The subject mortgage retains 1st lien priority over this lien due to the recordation date of the native mortgage.
F	227235284	Prior Lien	$160.00	Issue Resolved	Indemnified by Title Policy	Reassessed Lien Priority in regards to CEMA Lien Priority - The subject mortgage retains 1st lien priority over this lien due to the recordation date of the native mortgage.
F	227315267	Prior Lien	$5,186.48	Pending Response	Indemnified by Title Policy
F	227315426	Prior Lien	$195.00	Pending Response	Indemnified by Title Policy
F	227316106	Prior Lien	$2,762.25	Issue Resolved	Indemnified by Title Policy	Judgment lien priority prevented due to Instantaneous Seisin
F	227316225	Prior Lien		Issue Resolved	Indemnified by Title Policy	Judgment lien priority prevented due to Instantaneous Seisen
F	227316480	Prior Lien		Unable to Cure	Full Policy Not Found	The sidewalk lien has no amount applied - Requires repairs and reinspection before lien release can be attempted - No lien amount is currently stated.
F	227316579	Prior Lien	$1,955.19	Pending Response	Indemnified by Title Policy
G	224758447	Prior Mortgage	$205,000.00	Unable to Cure	Indemnified by Title Policy
G	225092798	Prior Mortgage	$160,000.00	Unable to Cure	Indemnified by Title Policy
G	225093057	Prior Mortgage	$50,000.00	Unable to Cure	Indemnified by Title Policy
G	225093883	Prior Mortgage	$592,500.00	Unable to Cure	Indemnified by Title Policy
G	225118438	Prior Mortgage	$214,000.00	Pending Response	Indemnified by Title Policy
G	225179350	Prior Mortgage	$62,450.00	Pending Response	Indemnified by Title Policy
G	225525843	Prior Mortgage	$166,500.00	Unable to Cure	Indemnified by Title Policy
G	227234432	Prior Mortgage	$76,000.00	Pending Response	Indemnified by Title Policy
G	227234438	Prior Mortgage	$232,000.00	Recording in Process	Indemnified by Master Title Policy	Original Mortgage Satisfaction Submitted for Recordation
G	227234647	Prior Mortgage	$23,200.00	Unable to Cure	Indemnified by Title Policy
G	227234778	Prior Mortgage	$136,000.00	Pending Response	Indemnified by Title Policy
G	227234839	Prior Mortgage	$39,500.00	Recording in Process	Indemnified by Title Policy	Original Mortgage Release Submitted for Recordation
G	227234894	Prior Mortgage	$200,000.00	Pending Response	Indemnified by Title Policy
G	227235012	Prior Mortgage	$65,000.00	Unable to Cure	Indemnified by Title Policy
G	227235036	Prior Mortgage	$250,000.00	Pending Response	Indemnified by Title Policy
G	227235074	Prior Mortgage	$170,000.00	Unable to Cure	Indemnified by Title Policy
G	227235085	Prior Mortgage	$43,000.00	Pending Response	Indemnified by Title Policy
G	227235301	Prior Mortgage	$75,000.00	Issue Resolved	Indemnified by Title Policy	Reassessed Lien Priority in regards to CEMA Lien Priority - The subject mortgage retains 1st lien priority over this lien due to the recordation date of the native mortgage.
G	227235402	Prior Mortgage	$80,000.00	Recording in Process	Indemnified by Title Policy	Original Certificate of Release Submitted for Recordation
G	227235402	Prior Mortgage	$150,000.00	Issue Resolved	Indemnified by Title Policy	Obtained Copy of Recorded Subordination Agreement
G	227290244	Prior Mortgage	$25,000.00	Pending Response	Indemnified by Title Policy
G	227315049	Prior Mortgage	$94,000.00	Pending Response	Indemnified by Title Policy
G	227315063	Prior Mortgage	$27,180.00	Unable to Cure	Indemnified by Title Policy
G	227315064	Prior Mortgage	$53,056.02	Pending Response	Indemnified by Title Policy
G	227315084	Prior Mortgage	$168,000.00	Pending Response	Indemnified by Title Policy
G	227315218	Prior Mortgage	$45,000.00	Pending Response	Indemnified by Title Policy
G	227315286	Prior Mortgage	$310,000.00	Pending Response	Indemnified by Title Policy
G	227315408	Prior Mortgage	$243,000.00	Pending Response	Indemnified by Title Policy
G	227315513	Prior Mortgage	$60,000.00	Unable to Cure	Indemnified by Master Title Policy	Citi was advised by external legal firm that this title policy is sufficient and valid.
G	227315930	Prior Mortgage	$195,000.00	Pending Response	Indemnified by Title Policy
G	227315930	Prior Mortgage	$150,000.00	Pending Response	Indemnified by Title Policy
G	227316077	Prior Mortgage	$125,000.00	Pending Response	Indemnified by Title Policy
G	227316166	Prior Mortgage	$145,500.00	Recording in Process	Indemnified by Title Policy	Original Discharge of Mortgage Submitted for Recordation
G	227316620	Prior Mortgage	$870,000.00	Pending Response	Indemnified by Title Policy
G	227316926	Prior Mortgage	$412,000.00	Pending Response	Indemnified by Title Policy
G	227317030	Prior Mortgage	$91,145.00	Pending Response	Indemnified by Title Policy